October 1, 1996

                       DREYFUS NEW YORK INSURED
                         TAX EXEMPT BOND FUND
                       Supplement to Prospectus
                           Dated May 1, 1996



     The following information supersedes and replaces any contrary information contained in the Fund's Prospectus in the section entitled "Management of the Fund."
     Effective October 1, 1996, the Fund's primary portfolio manager is Richard
J. Moynihan. Mr. Moynihan joined Dreyfus in 1973 and since August 1994 he has served as Director of Municipal Portfolio Management.

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